SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 7, 2001 (November 5, 2001)
Date of Report (Date of earliest event reported)

SUSA PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Tennessee	001-12403	62-1554135

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

     On Monday, November 5, 2001, the Registrant received from Security Capital Group Incorporated the proposal included as Exhibit 99.1. On Wednesday, November 7, 2001, the Registrant issued the press release attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements.

None

b) Pro Forma Financial Information.

None

c) Exhibits.

Number	Exhibit

99.1	Proposal from Security Capital Group Incorporated, dated November 5, 2001 (incorporated herein by reference to that certain Schedule 13D/A filed by Security Capital Group Incorporated on November 6, 2001 (SEC File No. 005-43891))

99.2	Press Release, dated November 7, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUSA PARTNERSHIP, L.P.

By: STORAGE USA, INC. General Partner

Date: November 7, 2001	By: /s/ John W. McConomy

John W. McConomy Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Proposal from Security Capital Group Incorporated, dated November 5, 2001 (incorporated herein by reference to that certain Schedule 13D/A filed by Security Capital Group Incorporated on November 6, 2001 (SEC File No. 005-43891))

99.2	Press Release, dated November 7, 2001